Prepaid Expenses and Other Current Assets, Net (Details) - Schedule of Prepaid Expenses and Other Current Assets, Net ¥ in Thousands, $ in Thousands	Sep. 30, 2024 CNY (¥)	Sep. 30, 2024 USD ($)	Mar. 31, 2024 CNY (¥)
Schedule of Prepaid Expenses and Other Current Assets, Net [Abstract]
Advance to suppliers	¥ 451,490		¥ 433,363
Receivables from supply chain service provider	4		6,114
Other receivables	25,900		18,532
Allowance for doubtful accounts	(355)		(355)
Prepaid expenses and other current assets, net	¥ 477,039	$ 67,978	¥ 457,654